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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

         Date of Report (Date of earliest event reported): July 23, 1997


                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


    Delaware                   1-9019                      76-0040040
 (State or other             (Commission                (I.R.S. Employer
  jurisdiction               File Number)              Identification No.)
of incorporation)

                  1330 Post Oak Boulevard, Houston, Texas 77056
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (713) 623-6544




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Item 5.           OTHER EVENTS.

                  Press Release. The information set forth in the press release of the registrant dated July 23, 1997, which is filed as an exhibit hereto, is incorporated herein by reference.

                  The press release contains forward-looking statements within the meaning of and in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act, as set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, including price volatility, exploration, development, operational, marketing, reserve estimates, implementation and opportunity risks, and other factors described from time to time in the registrant's publicly available SEC reports, which could cause actual results to differ materially.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)   Exhibits:

Exhibit
Number            Description
-------           -----------
99.1              Press release dated July 23, 1997



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UNION TEXAS PETROLEUM HOLDINGS, INC.


                                         By: /s/ ALAN R. CRAIN, JR.
                                            ----------------------------------
                                             Alan R. Crain, Jr.
                                             Vice President and General Counsel

Date:  July 23, 1997


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                                INDEX TO EXHIBITS


Exhibit
Number            Description
-------           -----------
99.1              Press release dated July 23, 1997